                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Senior Loan Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund

                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Comstock Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Asian Equity Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Value Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Global Franchise Fund
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund



* Funds that have not commenced investment operations.

CALIFORNIA INSURED MUNICIPALS INCOME TRUST                     SERIES 212
FLORIDA INSURED MUNICIPALS INCOME TRUST                        SERIES 146
MICHIGAN INSURED MUNICIPALS INCOME TRUST                       SERIES 181
MISSOURI INSURED MUNICIPALS INCOME TRUST                       SERIES 117
NEW JERSEY INSURED MUNICIPALS INCOME TRUST                     SERIES 141
NEW YORK INSURED MUNICIPALS INCOME TRUST                       SERIES 166
OHIO INSURED MUNICIPALS INCOME TRUST                           SERIES 124
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                   SERIES 282
INVESTMENT GRADE MUNICIPAL TRUST                               SERIES  36
INSURED MUNICIPALS INCOME TRUST                                SERIES 474
INSURED MUNICIPALS INCOME TRUST                                SERIES 475
INSURED MUNICIPALS INCOME TRUST LIMITED                        SERIES  91
INSURED MUNICIPAL LADDERED TRUST                               SERIES   5
LONG TERM INVESTMENT GRADE TRUST                               SERIES  17
VIRGINIA INVESTORS' QUALITY TAX-EXEMPT TRUST                   SERIES  90
GNMA INCOME PORTFOLIO                                          SERIES   2
INVESTMENT GRADE TRUST                                         SERIES  15
VK INSURED INCOME TRUST                                        SERIES 111
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                        SERIES  11
DIVIDEND INCOME AND VALUE PORTFOLIO                            SERIES  33
DOW 30 INDEX TRUST                                             SERIES  16
VK STRATEGIC 10 U.S. TRADITIONAL SERIES                  JULY 2003 SERIES
EAFE STRATEGIC 20 TRUST                                         SERIES 33
COMPETITIVE EDGE BEST IDEAS PORTFOLIO                           SERIES 33
ENERGY PORTFOLIO                                                 SERIES 7
FINANCIAL INSTITUTIONS TRUST                                    SERIES 19
SELECT 5 INDUSTRIAL PORTFOLIO                                   SERIES 33
FOCUS VALUE PORTFOLIO                                           SERIES  9
VK GREAT INTERNATIONAL FIRMS TRUST                              SERIES 22
VK HEALTHCARE AND PHARMACEUTICAL TRUST                          SERIES 24
VK INTERNET TRUST                                               SERIES 36
STRATEGIC GROWTH LARGE CAP PORTFOLIO                            SERIES 33
MORGAN STANLEY HI-TECH 35 INDEX TRUST                           SERIES 29
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO                  SERIES 14
PREFERRED SECURITIES PORTFOLIO                                  SERIES  2
ROARING 2000S TRUST                                             SERIES 21
S AND P SELECT CORE 20 PORTFOLIO                                SERIES 33
SELECT 10 INDUSTRIAL PORTFOLIO                                  SERIES 35
SELECT S AND P INDUSTRIAL PORTFOLIO                             SERIES 33
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                       SERIES 34
SELECT TURNAROUND FOCUS LIST                                    SERIES  3
VK UTILITY TRUST                                                SERIES 14
COHEN AND STEERS REIT INCOME PORTFOLIO                          SERIES  8
SELECT GROWTH TRUST                                             JULY 2003 SERIES